UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 16, 2006
Health Grades, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22019	62-1623449

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Golden Ridge Road, Suite 100
Golden, Colorado	80401

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 716-0041
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
The Board of Directors of Health Grades, Inc. appointed Ms. Mary Boland to the Board of Directors, effective June 16, 2006.
Ms. Boland has served as Vice President and Chief Financial Officer of Levi Strauss & Company North America since March 2006. Ms. Boland served as Vice President and Chief Financial Officer of General Motors North America from December 2003 to February 2006, and Controller of General Motors North America from March 2002 to December 2003. From February 2001 to March 2002, Ms. Boland served as Group Director of Finance for General Motors North America — Manufacturing & Labor Relations.
Subject to stockholder approval of Ms. Boland’s election to the Board of Directors at the Company’s 2006 Annual Meeting of Stockholders, it is anticipated that Ms. Boland will serve as the Chair of the Audit Committee and will also serve as a member of the Compensation and Nominating Committees.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH GRADES, INC. (Registrant)
By:	/s/ ALLEN DODGE
Allen Dodge
Senior Vive President --Finance and Chief Financial Officer

Dated: June 22, 2006